UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/15_

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

December 31, 2015

Templeton Developing Markets Trust

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Contents
Annual Report
Templeton Developing Markets Trust	3
Performance Summary	7
Your Fund s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Developing Markets Trust

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares had a -19.67% cumulative total return for the 12 months ended December 31, 2015. In comparison, the MSCI Emerging Markets (EM) Index had a -14.60% total return, and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index had a -12.38% total return for the same period.1 The indexes measure global emerging market stock performance. Please note index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. Although some emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. Domestic demand continued to account for a greater portion of China’s gross domestic product (GDP), as per-capita income rose, supported by the government’s market-friendly policies for sustainable growth. In the third quarter, Brazil’s and Russia’s quarterly GDPs continued to contract but at slower rates compared with the second quarter. Despite moderating growth in some emerging market countries, India, the Czech Republic and Mexico showed signs of improvement.

Many emerging market central banks, including those of Russia and India, lowered benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) cut its benchmark interest rate and reduced the banks’ cash reserve requirement several times. Toward period-end, the PBOC lowered short-term borrowing costs for smaller banks as part of its efforts to establish an interest rate corridor intended to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates. In contrast, Bra-zil’s central bank raised its benchmark interest rate despite an economic downturn, in an effort to control inflation and support the country’s currency.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON DEVELOPING MARKETS TRUST

Events in China significantly affected stock performance in all regions during the year. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the PBOC’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. The PBOC’s effective devaluation of the yuan to support export growth led to investor anxiety about China’s economy and the possibility of a regional currency war, further pressuring emerging market stocks.

Investor concerns about moderating global economic growth, the future course of U.S. monetary policy, geopolitical tensions in certain regions and the depreciation of many currencies against the U.S. dollar also contributed to stock market volatility. Price declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment.

However, accommodative monetary policies of many major central banks provided investors with some optimism. China’s additional monetary and fiscal stimulus measures to support economic growth aided emerging market stocks in October, but weak commodity prices and terrorist attacks in Beirut and Paris hindered stocks toward period-end. Markets recovered somewhat after the U.S. Federal Reserve increased its federal funds target rate in December, alleviating some uncertainty about the direction of U.S. monetary policy.

For the 12 months ended December 31, 2015, emerging market stocks, as measured by the MSCI EM Index, had a -14.60% total return, as weak emerging market currencies led all major regions to post negative returns in U.S. dollar terms.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Top 10 Countries
12/31/15
% of Total
Net Assets
China	20.9%
India	11.4%
South Africa	9.7%
South Korea	9.3%
Taiwan	9.1%
Brazil	5.7%
U.K.	5.5%
Thailand	4.7%
Hong Kong	3.7%
Belgium	3.5%

Manager’s Discussion

During the year under review, the Fund remained diversified among different emerging market countries. Consistent with our long-term investment strategy, we viewed market corrections in China and other emerging markets in the context of a long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

Key detractors from the Fund’s absolute performance during the 12-month reporting period included positions in Itau Unibanco Holding, MTN Group and MGM China Holdings.

Itau Unibanco, one of Brazil’s largest financial conglomerates, continued to produce solid operating performance despite the country’s difficult economic environment. However, investor concerns about the potential for deteriorating asset quality and higher loan-loss provisions weighed on share price performance. The Brazilian financial market as a whole came under pressure during the reporting period, further hurting Itau Unibanco’s shares. Falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Standard & Poor’s downgrade of the country’s long-term foreign currency sovereign credit rating to below investment grade in September heightened market anxiety.

MTN Group is Africa’s largest cellular network in subscriber terms. The South Africa-based company’s share price declined

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TEMPLETON DEVELOPING MARKETS TRUST

following an announcement that the Nigerian Communications Commission imposed a US$5.2 billion fine, which was subsequently reduced to US$3.4 billion. MTN allegedly failed to meet a deadline for disconnecting subscribers identified as unregistered. Disappointing first-half 2015 earnings results amid a weak regional economic backdrop and depreciation of regional currencies also hurt share price performance. Although third-quarter corporate results showed some improvement in the company’s operations in South Africa, issues in the Nigerian market continued to weigh on overall operations. The resignation of the company’s chief executive officer and concerns about potential challenges in the company’s cash repatriation from Nigeria further pressured investor sentiment.

MGM China Holdings is a Hong Kong-listed casino gaming and entertainment business based in Macau. Shares of casino gaming companies, including MGM China’s, fell during the reporting period due to investor concerns about declining numbers of high-spending customers, a result of China’s anti-corruption campaign. Reduced dividend distributions also hurt overall sentiment in the casino gaming sector. However, despite weak revenue trends, MGM China reported slightly better-than-expected second- and third-quarter earnings results as the company achieved greater operating efficiencies.

Amid a challenging market environment, several Fund holdings performed well. Key stock contributors to absolute performance during the reporting period included NetEase, Tencent Holdings and Anheuser-Busch InBev.

China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth. NetEase is one of the largest companies in China’s online gaming market. It also has presence in online advertising, email and e-commerce. The company’s strong corporate results in 2015, driven by its mobile gaming operations, and plans to release new games in 2016 boosted the company’s share price to a record high in December.

Tencent is one of the world’s largest and most widely used Internet service portals. Founded in 1998 to provide instant messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Naspers Ltd., N	5.8%
Media, South Africa
Unilever PLC	5.5%
Personal Products, U.K.
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	5.3%
Semiconductors & Semiconductor Equipment, Taiwan
Brilliance China Automotive Holdings Ltd.	4.2%
Automobiles, China
Tencent Holdings Ltd.	4.0%
Internet Software & Services, China
Anheuser-Busch InBev NV	3.5%
Beverages, Belgium
Tata Consultancy Services Ltd.	3.1%
IT Services, India
Baidu Inc., ADR	2.7%
Internet Software & Services, China
Samsung Electronics Co. Ltd.	2.6%
Technology Hardware, Storage & Peripherals, South Korea
China Mobile Ltd.	2.4%
Wireless Telecommunication Services, China

reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues.

Anheuser-Busch InBev is the world’s largest brewer by volume, with operations in 25 countries globally. The Belgium-listed company produces, markets, distributes and sells over 200 beer and other malt beverage brands, as well as produces and distributes soft drinks, notably in Latin America. In November, Anheuser-Busch InBev reached an agreement to acquire SABMiller, the second-largest global brewer, which would substantially extend the group’s global footprint. The transaction is expected to be completed in 2016’s second half and was positively received by the market, bolstering the company’s share price.

In the past 12 months, we increased the Fund’s holdings in South Korea, Taiwan and Hong Kong as we sought to invest in opportunities we considered attractive. Additionally, we initiated investments in certain countries, notably Russia, Mexico and Cambodia. In sector terms, we increased investments largely in information technology, consumer discretionary and health care.2 Key purchases included new positions in Baidu,

2. The information technology sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semi-
conductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; automobiles;
distributors; hotels, restaurants and leisure; Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI. The health care sector comprises bio-
technology and pharmaceuticals in the SOI.

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TEMPLETON DEVELOPING MARKETS TRUST

China’s leading Internet search engine; Hon Hai Precision Industry, a leading Taiwanese electronics manufacturing services provider; and SK Hynix, one of the world’s largest DRAM (dynamic random access memory) makers.

Conversely, we reduced the Fund’s investments in Thailand, South Africa and China primarily through China H shares to focus on companies we considered to be more attractively valued within our investment universe and to raise funds for share redemptions.3 We also made some sales in India and eliminated exposures to certain countries, notably Turkey. In sector terms, we reduced holdings largely in financials, energy, materials and industrials.4 Key sales included trimming the Fund’s positions in Siam Commercial Bank, a Thai bank; Remgro, a South African conglomerate with interests in finance, health care, food and industrials; and Tata Motors, an Indian automobile manufacturer.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
4. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals and construction materials in the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DEVELOPING MARKETS TRUST

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	12/31/15	12/31/14		Change
A (TEDMX)	$13.59	$17.09	-$	3.50
C (TDMTX)	$13.22	$16.62	-$	3.40
R (TDMRX)	$13.37	$16.80	-$	3.43
R6 (FDEVX)	$13.49	$16.99	-$	3.50
Advisor (TDADX)	$13.52	$17.01	-$	3.49

Distributions[1] (1/1/15–12/31/15)
Dividend
Share Class	Income
A	$0.1388
C	$0.0286
R	$0.0989
R6	$0.2161
Advisor	$0.1794

See page 11 for Performance Summary footnotes.
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TEMPLETON DEVELOPING MARKETS TRUST

PERFORMANCE SUMMARY

Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
A				1.68%	1.72%
1-Year	-19.67%	-24.28%	$7,572
5-Year	-30.62%	-8.15%	$6,539
10-Year	+7.93%	+0.17%	$10,172
C				2.40%	2.44%
1-Year	-20.28%	-21.08%	$7,892
5-Year	-33.09%	-7.72%	$6,691
10-Year	+0.42%	+0.04%	$10,042
R				1.90%	1.94%
1-Year	-19.83%	-19.83%	$8,017
5-Year	-31.37%	-7.25%	$6,863
10-Year	+5.81%	+0.57%	$10,581
R6				1.22%	1.26%
1-Year	-19.34%	-19.34%	$8,066
Since Inception (5/1/13)	-26.92%	-11.09%	$7,308
Advisor				1.40%	1.44%
1-Year	-19.47%	-19.47%	$8,053
5-Year	-29.62%	-6.79%	$7,038
10-Year	+10.94%	+1.04%	$11,094

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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TEMPLETON DEVELOPING MARKETS TRUST

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

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TEMPLETON DEVELOPING MARKETS TRUST

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Management has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, and expenses and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 1.40% until 4/30/16. The Fund has a fee waiver associated with any investment in a Franklin
Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerg-
ing markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
A
Actual	$1,000	$820.60	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,016.79	$8.49
C
Actual	$1,000	$817.30	$10.99
Hypothetical (5% return before expenses)	$1,000	$1,013.11	$12.18
R
Actual	$1,000	$819.80	$8.72
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
R6
Actual	$1,000	$822.10	$5.60
Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21
Advisor
Actual	$1,000	$821.70	$6.43
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.67%;
C: 2.40%; R: 1.90%; R6: 1.22%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.09	$22.86	$23.61	$21.21	$25.53
Income from investment operations[a]:
Net investment income[b]	0.07	0.27 [c]	0.20	0.37	0.27
Net realized and unrealized gains (losses)	(3.43)	(2.09)	(0.51)	2.41	(4.31)
Total from investment operations	(3.36)	(1.82)	(0.31)	2.78	(4.04)
Less distributions from:
Net investment income	(0.14)	(0.33)	(0.30)	(0.38)	(0.28)
Net realized gains	—	(3.62)	(0.14)	—	—
Total distributions	(0.14)	(3.95)	(0.44)	(0.38)	(0.28)
Net asset value, end of year	$13.59	$17.09	$22.86	$23.61	$21.21

Total return[d]	(19.67)%	(8.11)%	(1.26)%	13.12%	(15.85)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.75%	1.72%	1.71%	1.70%	1.76%
Expenses net of waiver and payments by affiliates	1.68%	1.72%[e]	1.71%	1.70%[f]	1.76%
Net investment income	0.44%	1.20%[c]	0.85%	1.65%	1.14%

Supplemental data
Net assets, end of year (000’s)	$822,399	$1,187,072	$1,536,714	$1,773,204	$1,753,547
Portfolio turnover rate	67.52%	83.92%	48.35%	25.92%	17.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[e]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
[f]Benefit of expense reimbursement rounds to less than 0.01%.

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                                                                                                                                                                                                       TEMPLETON DEVELOPING MARKETS TRUST

                                                                                                                                                                                                                                             FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.62	$22.32	$23.06	$20.72	$24.93
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	0.10 [c]	0.03	0.20	0.10
Net realized and unrealized gains (losses)	(3.33)	(2.01)	(0.50)	2.35	(4.20)
Total from investment operations	(3.37)	(1.91)	(0.47)	2.55	(4.10)
Less distributions from:
Net investment income	(0.03)	(0.17)	(0.13)	(0.21)	(0.11)
Net realized gains	—	(3.62)	(0.14)	—	—
Total distributions	(0.03)	(3.79)	(0.27)	(0.21)	(0.11)
Net asset value, end of year	$13.22	$16.62	$22.32	$23.06	$20.72

Total return[d]	(20.28)%	(8.71)%	(1.99)%	12.31%	(16.47)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.47%	2.44%	2.44%	2.43%	2.47%
Expenses net of waiver and payments by affiliates	2.40%	2.44%[e]	2.44%	2.43%[f]	2.47%
Net investment income (loss)	(0.28)%	0.48%[c]	0.12%	0.92%	0.43%

Supplemental data
Net assets, end of year (000’s)	$117,379	$186,356	$238,366	$266,206	$272,773
Portfolio turnover rate	67.52%	83.92%	48.35%	25.92%	17.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[e]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
[f]Benefit of expense reimbursement rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.80	$22.55	$23.30	$20.92	$25.18
Income from investment operations[a]:
Net investment income[b]	0.03	0.21 [c]	0.14	0.31	0.22
Net realized and unrealized gains (losses)	(3.36)	(2.06)	(0.50)	2.38	(4.25)
Total from investment operations	(3.33)	(1.85)	(0.36)	2.69	(4.03)
Less distributions from:
Net investment income	(0.10)	(0.28)	(0.25)	(0.31)	(0.23)
Net realized gains	—	(3.62)	(0.14)	—	—
Total distributions	(0.10)	(3.90)	(0.39)	(0.31)	(0.23)
Net asset value, end of year	$13.37	$16.80	$22.55	$23.30	$20.92

Total return	(19.83)%	(8.32)%	(1.50)%	12.90%	(16.03)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.97%	1.94%	1.94%	1.93%	1.97%
Expenses net of waiver and payments by affiliates	1.90%	1.94%[d]	1.94%	1.93%[e]	1.97%
Net investment income	0.22%	0.98%[c]	0.62%	1.42%	0.93%

Supplemental data
Net assets, end of year (000’s)	$17,657	$26,123	$30,123	$33,109	$40,010
Portfolio turnover rate	67.52%	83.92%	48.35%	25.92%	17.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.
[d]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
[e]Benefit of expense reimbursement rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.99	$22.76	$23.77
Income from investment operations[b]:
Net investment income[c]	0.12	0.34 [d]	0.12
Net realized and unrealized gains (losses)	(3.40)	(2.05)	(0.58)
Total from investment operations	(3.28)	(1.71)	(0.46)
Less distributions from:
Net investment income	(0.22)	(0.44)	(0.41)
Net realized gains	—	(3.62)	(0.14)
Total distributions	(0.22)	(4.06)	(0.55)
Net asset value, end of year	$13.49	$16.99	$22.76

Total return[e]	(19.34)%	(7.66)%	(1.89)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.27%	1.26%	1.30%
Expenses net of waiver and payments by affiliates	1.22%	1.26%[g]	1.28%
Net investment income	0.90%	1.65%[d]	1.28%

Supplemental data
Net assets, end of year (000’s)	$48,263	$52,185	$299
Portfolio turnover rate	67.52%	83.92%	48.35%

[a]For the period May 1, 2013 (effective date) to December 31, 2013.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.01	$22.77	$23.53	$21.14	$25.46
Income from investment operations[a]:
Net investment income[b]	0.12	0.33 [c]	0.26	0.43	0.34
Net realized and unrealized gains (losses)	(3.43)	(2.08)	(0.51)	2.40	(4.31)
Total from investment operations	(3.31)	(1.75)	(0.25)	2.83	(3.97)
Less distributions from:
Net investment income	(0.18)	(0.39)	(0.37)	(0.44)	(0.35)
Net realized gains	—	(3.62)	(0.14)	—	—
Total distributions	(0.18)	(4.01)	(0.51)	(0.44)	(0.35)
Net asset value, end of year	$13.52	$17.01	$22.77	$23.53	$21.14

Total return	(19.47)%	(7.79)%	(1.02)%	13.44%	(15.60)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.47%	1.44%	1.44%	1.43%	1.47%
Expenses net of waiver and payments by affiliates	1.40%	1.44%[d]	1.44%	1.43%[e]	1.47%
Net investment income	0.72%	1.48%[c]	1.12%	1.92%	1.43%

Supplemental data
Net assets, end of year (000’s)	$101,900	$175,503	$283,063	$306,995	$316,903
Portfolio turnover rate	67.52%	83.92%	48.35%	25.92%	17.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.
[d]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
[e]Benefit of expense reimbursement rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, December 31, 2015
	Industry	Shares	Value
Common Stocks 86.8%
Argentina 0.1%
[a]Grupo Clarin SA, B, GDR, Reg S	Media	39,911	$718,398
Belgium 3.5%
Anheuser-Busch InBev NV	Beverages	310,404	38,572,973
Brazil 1.0%
BM&F BOVESPA SA	Diversified Financial Services	481,700	1,324,408
CETIP SA Mercados Organizados	Capital Markets	145,400	1,376,616
M Dias Branco SA	Food Products	353,700	5,938,459
Mahle-Metal Leve SA Industria e Comercio	Auto Components	33,200	207,458
Totvs SA	Software	308,000	2,412,957
			11,259,898
Cambodia 1.2%
NagaCorp Ltd	Hotels, Restaurants & Leisure	20,778,000	13,136,804
China 20.9%
[b]Baidu Inc., ADR	Internet Software & Services	157,680	29,807,827
Brilliance China Automotive Holdings Ltd	Automobiles	36,912,400	46,389,654
China Construction Bank Corp., H	Banks	25,139,700	17,224,416
China Life Insurance Co. Ltd., H	Insurance	3,666,000	11,872,880
China Mobile Ltd	Wireless Telecommunication Services	2,356,500	26,605,130
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	24,056,000	14,495,399
COSCO Pacific Ltd	Transportation Infrastructure	2,093,600	2,306,968
Dah Chong Hong Holdings Ltd	Distributors	7,473,500	3,760,785
[c]Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,044,647	953,763
NetEase Inc., ADR	Internet Software & Services	59,300	10,747,532
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,860,800	9,103,240
Poly Culture Group Corp. Ltd., H	Media	984,800	2,693,852
Tencent Holdings Ltd	Internet Software & Services	2,248,400	44,299,876
Uni-President China Holdings Ltd	Food Products	14,321,600	11,013,559
			231,274,881
Hong Kong 3.7%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	1,883,262	11,450,233
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	11,205,000	14,024,051
Sands China Ltd	Hotels, Restaurants & Leisure	4,498,400	15,352,307
			40,826,591
Hungary 0.4%
Richter Gedeon Nyrt	Pharmaceuticals	246,520	4,668,367
India 11.4%
Biocon Ltd	Biotechnology	2,497,396	19,543,411
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	349,979	16,432,597
ICICI Bank Ltd	Banks	4,294,410	16,952,173
Infosys Ltd	IT Services	785,070	13,107,722
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	1,271,200	4,641,729
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	887,400	13,599,209
Tata Chemicals Ltd	Chemicals	753,000	4,565,894
Tata Consultancy Services Ltd	IT Services	935,917	34,448,118
[b]Tata Motors Ltd., A	Automobiles	684,900	2,993,298
			126,284,151
Indonesia 3.1%
Astra International Tbk PT	Automobiles	41,999,100	18,277,034
Bank Danamon Indonesia Tbk PT	Banks	24,485,600	5,682,968
Semen Indonesia (Persero) Tbk PT	Construction Materials	11,931,200	9,865,144
			33,825,146

franklintempleton.com		Annual Report 19

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT O F INVESTMENTS

		Industry	Shares	Value
	Common Stocks (continued)
	Mexico 0.5%
	America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	340,100	$4,781,806
	Nemak SAB de CV	Auto Components	683,143	923,938
				5,705,744
	Pakistan 1.1%
	Habib Bank Ltd	Banks	6,640,200	12,666,094
	Philippines 0.4%
	Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	41,802,800	4,044,426
	Russia 1.1%
[a,b]Mail.ru Group Ltd., GDR, Reg S		Internet Software & Services	256,815	5,791,178
[b]Yandex NV, A		Internet Software & Services	408,200	6,416,904
				12,208,082
	Singapore 0.1%
	DBS Group Holdings Ltd	Banks	105,500	1,241,833
	South Africa 9.7%
	Massmart Holdings Ltd	Food & Staples Retailing	513,742	3,321,987
	MTN Group Ltd	Wireless Telecommunication Services	1,714,133	14,729,558
	Naspers Ltd., N	Media	467,436	64,078,288
	Remgro Ltd	Diversified Financial Services	1,616,894	25,637,319
				107,767,152
	South Korea 9.3%
	Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	11,867	256,962
	Daelim Industrial Co. Ltd	Construction & Engineering	154,533	8,822,493
	Fila Korea Ltd	Textiles, Apparel & Luxury Goods	143,527	11,527,979
	Hankook Tire Co. Ltd	Auto Components	89,556	3,585,105
	Hyundai Development Co	Construction & Engineering	407,641	13,457,276
[b]iMarketkorea Inc		Trading Companies & Distributors	220,500	4,746,535
	Interpark Corp	Internet & Catalog Retail	11,950	112,351
	KT Skylife Co. Ltd	Media	758,178	11,160,017
	Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	26,562	28,475,993
	SK Hynix Inc	Semiconductors & Semiconductor Equipment	786,790	20,585,031
				102,729,742
	Taiwan 9.1%
	Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	669,000	5,609,552
	Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	9,938,400	24,396,121
	Largan Precision Co. Ltd	Electronic Equipment, Instruments & Components	58,000	3,999,878
	Pegatron Corp	Technology Hardware, Storage & Peripherals	3,956,300	8,653,956
	Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	13,413,000	58,271,327
				100,930,834
	Thailand 4.7%
	Kasikornbank PCL, fgn	Banks	2,502,700	10,384,503
	Kiatnakin Bank PCL, fgn	Banks	4,178,300	4,203,813
	Land and Houses PCL, fgn	Real Estate Management & Development	20,701,600	5,429,645
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	2,418,700	3,843,202
	PTT PCL, fgn	Oil, Gas & Consumable Fuels	465,900	3,155,138
	Siam Commercial Bank PCL, fgn	Banks	1,268,000	4,205,551
	Thai Beverage PCL, fgn	Beverages	41,934,600	20,406,851
				51,628,703

20	Annual Report		franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT O F INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom 5.5%
Unilever PLC	Personal Products	1,424,618	$61,451,103
Total Common Stocks (Cost $956,060,668)			960,940,922
[d]Participatory Notes (Cost $4,154,892) 0.3%
Saudi Arabia 0.3%
[e]Deutsche Bank AG/London, Samba Financial Group, 144A, 9/27/16	Banks	613,570	3,818,001
Preferred Stocks 4.7%
Brazil 4.7%
Banco Bradesco SA, ADR, pfd	Banks	5,406,200	26,003,822
Itau Unibanco Holding SA, ADR, pfd	Banks	4,070,749	26,500,576
Total Preferred Stocks (Cost $66,005,954)			52,504,398
Total Investments before Short Term Investments
(Cost $1,026,221,514)			1,017,263,321
Short Term Investments (Cost $94,678,611) 8.6%
Money Market Funds 8.6%
United States 8.6%
[b,f]Institutional Fiduciary Trust Money Market Portfolio		94,678,611	94,678,611
Total Investments (Cost $1,120,900,125) 100.4%			1,111,941,932
Other Assets, less Liabilities (0.4)%			(4,343,700)
Net Assets 100.0%			$1,107,598,232

See Abbreviations on page 33.

[a]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $6,509,576, representing 0.59% of net assets.
[b]Non-income producing.
[c]At December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
[d]See Note 1(c) regarding Participatory Notes.
[e]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees.
[f]See Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,026,221,514
Cost - Non-controlled affiliates (Note 3f)	94,678,611
Total cost of investments	$1,120,900,125
Value - Unaffiliated issuers	$1,017,263,321
Value - Non-controlled affiliates (Note 3f)	94,678,611
Total value of investments	1,111,941,932
Foreign currency, at value (cost $690,480)	690,480
Receivables:
Investment securities sold	2,124,984
Capital shares sold	1,149,724
Dividends	2,434,355
Foreign tax	556,959
Other assets	131
Total assets	1,118,898,565
Liabilities:
Payables:
Investment securities purchased	4,246,678
Capital shares redeemed	4,147,810
Management fees	1,162,119
Distribution fees	665,298
Transfer agent fees	358,003
Deferred tax	523,961
Accrued expenses and other liabilities	196,464
Total liabilities	11,300,333
Net assets, at value	$1,107,598,232
Net assets consist of:
Paid-in capital	$1,331,235,048
Distributions in excess of net investment income	(22,842,982)
Net unrealized appreciation (depreciation)	(9,879,765)
Accumulated net realized gain (loss)	(190,914,069)
Net assets, at value	$1,107,598,232

22 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class A:
Net assets, at value	$822,398,750
Shares outstanding	60,512,938
Net asset value per share[a]	$13.59
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.42
Class C:
Net assets, at value	$117,379,398
Shares outstanding	8,878,906
Net asset value and maximum offering price per share[a]	$13.22
Class R:
Net assets, at value	$17,657,142
Shares outstanding	1,320,941
Net asset value and maximum offering price per share	$13.37
Class R6:
Net assets, at value	$48,262,902
Shares outstanding	3,577,557
Net asset value and maximum offering price per share	$13.49
Advisor Class:
Net assets, at value	$101,900,040
Shares outstanding	7,538,999
Net asset value and maximum offering price per share	$13.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends (net of foreign taxes of $3,203,533)	$30,040,726
Income from securities loaned	4,110
Total investment income	30,044,836
Expenses:
Management fees (Note 3a)	17,065,627
Distribution fees: (Note 3c)
Class A	2,880,937
Class C	1,566,103
Class R	111,867
Transfer agent fees: (Note 3e)
Class A	2,121,218
Class C	317,877
Class R	45,417
Class R6	441
Advisor Class	299,508
Custodian fees (Note 4)	424,480
Reports to shareholders	190,481
Registration and filing fees	155,134
Professional fees	104,037
Trustees’ fees and expenses	120,514
Other	35,780
Total expenses	25,439,421
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,095,398)
Net expenses	24,344,023
Net investment income	5,700,813
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(164,807,370)
Foreign currency transactions	(2,746,473)
Net realized gain (loss)	(167,553,843)
Net change in unrealized appreciation (depreciation) on:
Investments	(128,813,599)
Translation of other assets and liabilities denominated in foreign currencies	(44,152)
Change in deferred taxes on unrealized appreciation	(394,952)
Net change in unrealized appreciation (depreciation)	(129,252,703)
Net realized and unrealized gain (loss)	(296,806,546)
Net increase (decrease) in net assets resulting from operations	$(291,105,733)

24 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$5,700,813	$22,347,343
Net realized gain (loss)	(167,553,843)	268,195,201
Net change in unrealized appreciation (depreciation)	(129,252,703)	(446,019,310)
Net increase (decrease) in net assets resulting from operations	(291,105,733)	(155,476,766)
Distributions to shareholders from:
Net investment income:
Class A	(8,487,792)	(19,476,819)
Class C	(275,023)	(1,598,494)
Class R	(130,954)	(363,909)
Class R6	(744,866)	(1,097,572)
Advisor Class	(1,398,780)	(3,551,774)
Net realized gains:
Class A	—	(215,593,770)
Class C	—	(34,715,396)
Class R	—	(4,637,904)
Class R6	—	(9,124,148)
Advisor Class	—	(32,731,579)
Total distributions to shareholders	(11,037,415)	(322,891,365)
Capital share transactions: (Note 2)
Class A	(141,686,024)	(3,029,377)
Class C	(36,295,253)	3,783,446
Class R	(3,803,529)	3,416,932
Class R6	6,949,534	66,030,185
Advisor Class	(42,662,244)	(53,159,366)
Total capital share transactions	(217,497,516)	17,041,820
Net increase (decrease) in net assets	(519,640,664)	(461,326,311)
Net assets:
Beginning of year	1,627,238,896	2,088,565,207
End of year	$1,107,598,232	$1,627,238,896
Distributions in excess of net investment income included in net assets:
End of year	$(22,842,982)	$(32,766,880)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the

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Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,
		2015			2014

	Shares		Amount	Shares		Amount

Class A Shares:
Shares sold	7,505,934	$121,592,092		6,099,247	$133,593,175
Shares issued in reinvestment of distributions	521,932		7,132,288	11,785,303		206,031,823
Shares redeemed	(16,960,623)		(270,410,404)	(15,661,408)		(342,654,375)
Net increase (decrease)	(8,932,757)	$(141,686,024)		2,223,142		$(3,029,377)

Class C Shares:
Shares sold	648,196		$9,911,354	1,151,399		$24,237,673
Shares issued in reinvestment of distributions	19,280		251,412	1,946,064		33,111,665
Shares redeemed	(3,003,859)		(46,458,019)	(2,559,653)		(53,565,892)
Net increase (decrease)	(2,336,383)		$(36,295,253)	537,810		$3,783,446

Class R Shares:
Shares sold	360,382		$5,652,404	410,122		$8,834,064
Shares issued in reinvestment of distributions	9,190		123,316	274,258		4,713,982
Shares redeemed	(603,221)		(9,579,249)	(465,721)		(10,131,114)
Net increase (decrease)	(233,649)		$(3,803,529)	218,659		$3,416,932

Class R6 Shares:
Shares sold	1,063,289		$15,982,604	3,381,719		$73,122,140
Shares issued in reinvestment of distributions	9,331		127,169	2,975		52,338
Shares redeemed	(566,934)		(9,160,239)	(325,960)		(7,144,293)
Net increase (decrease)	505,686		$6,949,534	3,058,734		$66,030,185

Advisor Class Shares:
Shares sold	2,636,401		$40,590,595	2,078,957		$46,418,036
Shares issued in reinvestment of distributions	90,596		1,233,176	1,864,150		32,455,224
Shares redeemed	(5,508,435)		(84,486,015)	(6,051,881)		(132,032,626)
Net increase (decrease)	(2,781,438)		$(42,662,244)	(2,108,774)		$(53,159,366)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through Jan-uary 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$139,979
CDSC retained	$14,972

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e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $2,784,461, of which $1,449,050 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at Investment		Realized	Held at End
	of Year	Additions	Reductions	of Year	End of Year	Income Gain (Loss)		of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	72,157,833 639,832,007		(617,311,229)	94,678,611	$94,678,611	$ —	$ —	0.48%

g. Waiver and Expense Reimbursements

Effective January 1, 2015, TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.22% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $61,496,573 and $20,205,654, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

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NOTES TO FINANCIAL STATEMENTS

5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2015, the capital loss carryforwards were as follows:
Capital loss carryforwards not subject to expiration:
Short term	$116,162,697
Long term	62,391,821
Total capital loss carryforwards	$178,554,518

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Distributions paid from:
Ordinary income	$11,037,415	$26,088,568
Long term capital gain	—	296,802,797
	$11,037,415	$322,891,365

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:
Cost of investments	$1,156,389,272
Unrealized appreciation	$113,960,397
Unrealized depreciation	(158,407,737)
Net unrealized appreciation (depreciation)	$(44,447,340)
Distributable earnings - undistributed ordinary income	$239,174

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $874,073,276 and $1,122,600,596, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Upcoming Acquisitions/Reorganizations

On October 20, 2015, the Board for Templeton Developing Markets Trust approved a proposal to reorganize Templeton BRIC Fund with and into Templeton Developing Markets Trust, subject to approval by the shareholders of Templeton BRIC Fund.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and

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emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,013,445,320	$—	$—	$1,013,445,320
Participatory Notes	—	3,818,001	—	3,818,001
Short Term Investments	94,678,611	—	—	94,678,611
Total Investments in Securities	$1,108,123,931	$3,818,001	$—	$1,111,941,932

[a] Includes common and preferred stocks.
[b] For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Developing Markets Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2016

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 5.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $19,037,659 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 22, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0363	$0.1788	$0.0862
Class C	$0.0363	$0.0525	$0.0253
Class R	$0.0363	$0.1419	$0.0683
Class R6	$0.0363	$0.2561	$0.1236
Advisor Class	$0.0363	$0.2218	$0.1069

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year.
Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1992	147	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	41	Navient Corporation (loan
300 S.E. 2nd Street					management, servicing and asset
Fort Lauderdale, FL 33301-1923					recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)		Trustee	Since 1991	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street					(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923					Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)		Lead	Trustee since	147	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	Independent		Canadian National Railway (railroad)
			Trustee since		(2001-present), White Mountains
			2007		Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manu-
facture and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

36	Annual Report				franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	147	Boeing Capital Corporation
300 S.E. 2nd Street	(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-
present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	41	Emeritus Corporation (assisted
300 S.E. 2nd Street	living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923	Pharmaceuticals, Inc. (pharmaceutical
products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	147	Hess Corporation (exploration and
300 S.E. 2nd Street	refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	147	The Southern Company (energy
300 S.E. 2nd Street	company) (2014-present; previously
Fort Lauderdale, FL 33301-1923	2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1991	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	41	El Oro Ltd (investments)
300 S.E. 2nd Street	(2008-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	37

TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of	147	None
One Franklin Parkway		the Board,	the Board and
San Mateo, CA 94403-1906		Trustee	Trustee since
		and Vice	2013, and Vice
		President	President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)		Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway		President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)		Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)		Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)		Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President
St. Petersburg, FL 33716-1205	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor, The Chater House	Chief	1991 and Chief
8 Connaught Road Central	Executive	Executive
Hong Kong	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com				Annual Report	39

TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice	2013 and Vice
Fort Lauderdale, FL 33301-1923	President	President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

40 Annual Report franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

41

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Annual Report and Shareholder Letter
Templeton Developing Markets Trust

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	711 A 02/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,608 for the fiscal year ended December 31, 2015 and $49,265 for the fiscal year ended December 31, 2014.

(b)     Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)     All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2015 and $594 for the fiscal year ended December 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended December 31, 2015 and $165,087 for the fiscal year ended December 31, 2014. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,000 for the fiscal year ended December 31, 2015 and $165,681 for the fiscal year ended December 31, 2014.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2016

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 26, 2016